--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 23, 2004

                               XANSER CORPORATION

               (Exact name of registrant as specified in charter)


       Delaware                        001-05083                 74-1191271
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4000




--------------------------------------------------------------------------------

Item 4. Changes in Certifying Accountant.

     The Audit Committee of the Board of Directors of Xanser Corporation (the "Company") recently sought proposals from three accounting firms, including KPMG LLP ("KPMG") and Grant Thornton LLP ("GT"), with respect to the audit of the Company's consolidated financial statements for the year ending December 31, 2004. Effective June 23, 2004, the Audit Committee selected GT to audit such financial statements and thereafter dismissed KPMG as the Company's independent accountants. KPMG had served as the Company's independent accountants since the 1998 fiscal year.

     KPMG's reports on the Company's consolidated financial statements for each of the years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG LLP's report on the consolidated financial statements of Xanser Corporation and subsidiaries as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating "As discussed in Note 1, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" in 2002."

     During the fiscal years ended December 31, 2002 and 2003 and the year 2004 through the date hereof, there was no disagreement with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports covering such periods.

     During the fiscal years ended December 31, 2002 and 2003 and during 2004 through the date hereof, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs
(a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

     The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from KPMG dated June 24, 2004 is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

     During the two years ended December 31, 2003 and during 2004, the Company engaged GT to assist the Company as the Company prepared its tax provision and tax returns. In the course of this engagement, the Company sought advice from GT on the application of accounting principles with respect to income tax accruals and on the application of tax laws. During the two years ended December 31, 2003 and during 2004 through the date hereof, neither the Company nor anyone on its behalf consulted with GT regarding either the application of accounting principles to a specified transaction, either completed or proposed, other than disclosed in the previous sentence, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has GT provided to the Company a written report or oral advice regarding such principles or audit opinion, other than disclosed in the previous sentence.

     The Company has requested that GT review the disclosure in this Current Report on Form 8-K and provided GT the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which GT does not agree with the statements made by the Company in this Current Report. GT has advised the Company that no such letter need be issued.

Item 7. Financial Statements and Exhibits.

     Exhibit.

     16.1 Letter from KPMG to the Securities and Exchange Commission, dated June 24, 2004, regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XANSER CORPORATION



Dated June 29, 2004                         //s//  HOWARD C. WADSWORTH
                                        ----------------------------------------
                                        Howard C. Wadsworth
                                        Vice President, Treasurer and Secretary

                                                                    Exhibit 16.1



June 24, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Xanser Corporation ("Xanser") and, under the date of February 25, 2004, we reported on the consolidated financial statements of Xanser as of and for the years ended December 31, 2003 and 2002. On June 23, 2004, our appointment as principal accountants was terminated.

We have read Xanser's statements included under Item 4 of its Form 8-K dated June 23, 2004, and we agree with such statements except as disclosed below.

We are not in a position to agree or disagree with Xanser's statements that "The Audit Committee of the Board of Directors of Xanser Corporation (the "Company") recently sought proposals from three accounting firms, including KPMG LLP ("KPMG") and Grant Thornton LLP ("GT"), with respect to the audit of the Company's consolidated financial statements for the year ending December 31, 2004. Effective June 23, 2004, the Audit Committee selected GT to audit such financial statements."

We are also not in a position to agree or disagree with the Company's statements that "During the two years ended December 31, 2003 and during 2004 through the date hereof, neither the Company nor anyone on its behalf consulted with GT regarding either the application of accounting principles to a specified transaction, either completed or proposed, other than disclosed in the previous sentence, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has GT provided to the Company a written report or oral advice regarding such principles or audit opinion, other than disclosed in the previous sentence."

We are also not in a position to agree or disagree with the Company's statements that "The Company has requested that GT review the disclosure in this Current Report on Form 8-K and provided GT the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which GT does not agree with the statements made by the Company in this Current Report. GT has advised the Company that no such letter need be issued."

Very truly yours,


(Signed) KPMG LLP